SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449


                                   FORM 8-K/A
                                (Amendment No. 1)


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   February 18, 2005


                          Ryan's Restaurant Group, Inc.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                         Commission File Number 0-10943

      South Carolina                                       57-0657895
      --------------                                       ----------
(State or Other Jurisdiction                   (IRS Employer Identification No.)
      of Incorporation)

                          405 Lancaster Avenue (29650)
                               Post Office Box 100
                                 Greer, SC 29652
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number (including area code): (864) 879-1000

                                 Not Applicable
                         (Former Name or Former Address,
                          if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement

         The last sentence of the first paragraph under Item 1.01 in the 8-K filed by Ryan's on February 18, 2005 is replaced with the following:

         The full description and terms of the rights are set forth in the rights agreement, which is attached as Exhibit 4.1 to the Form 8-A/A filed by Ryan's on February 22, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          RYAN'S RESTAURANT GROUP, INC.


Date:  February 22, 2005            By:   /s/ Janet J. Gleitz
                                        ------------------------------------
                                    Name: Janet J. Gleitz
                                    Title: Secretary